UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 5, 2019

JIN WAN HONG INTERNATIONAL HOLDINGS LIMITED
(Exact name of registrant as specified in its charter)

Nevada	333-197724	30-0809134
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Room 1101, Block E, Guang Hua Yuan, 2031 Bin He Nan Road

FuTian District, Shenzhen City, China

(Address of principal executive offices)(Zip Code)

+ 86 189-4831-9148

(Registrant’s telephone number)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Deﬁnitive Agreement.

On November 5, 2019, Jin Wan Hong International Holdings Limited (the “Company”) entered into a Securities Purchase Agreement (the “Agreement”) with Ti Wang. Pursuant to the Agreement Ms. Wang agreed to purchase 4,000,000 shares of common stock of the Company in exchange for 2,000,000 RMB. The closing of the transaction is to occur within sixty (60) days after the execution of the Agreement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following document is filed as an Exhibit:

Exhibit	Description
10.1	Securities Purchase Agreement between Jin Wan Hong International Holdings Limited and Ti Wang.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Jin Wan Hong International Holdings Limited

Date: November 21, 2019	By:	/s/ Teng Fei Ma
Teng Fei Ma
CEO, CFO

3